Exhibit 99.2

Appendix

1

Non-GAAP Financial Measures

This presentation includes financial information presented on a GAAP basis as well as on an operating basis. Operating-basis financial information is a non-GAAP presentation. Management measures and compares certain financial information on an operating basis, as it believes that this presentation supports meaningful comparisons from period to period and the analysis of comparable financial trends with respect to State Street’s normal ongoing business operations. Management believes that operating-basis financial information, which reports revenue from non-taxable sources on a fully taxable-equivalent basis and excludes the impact of revenue and expenses outside of the normal course of business, facilitates an investor’s understanding and analysis of State Street’s underlying financial performance and trends in addition to financial information prepared in accordance with GAAP.

This presentation also includes capital ratios in addition to, or adjusted from, those calculated in accordance with applicable regulatory requirements. These include capital ratios based on tier 1 common capital and capital ratios adjusted to reflect our estimate of the application of the Basel III capital requirements. These non-regulatory and adjusted capital measures are non-GAAP financial measures. Management presently evaluates the non-GAAP capital ratios presented in this presentation to aid in its understanding of State Street’s capital position under a variety of standards, including presently applicable and evolving regulatory requirements. Management believes that the use of the non-GAAP capital ratios described in this presentation similarly aids in an investor’s understanding of State Street’s capital position and therefore is of interest to investors.

In addition to the reconciliations described in the discussions on the next slide of the capital ratios referenced in this presentation, the Appendix to this presentation also includes reconciliations of operating-basis results to GAAP-basis results and Basel III-adjusted capital ratios to capital ratios calculated under presently applicable requirements.

Non-GAAP financial measures should be considered in addition to, not as a substitute for or superior to, financial measures determined in accordance with GAAP and capital ratios determined in accordance with presently applicable regulatory requirements.

2

Capital Ratios

The total capital, the tier 1 capital, and the tier 1 leverage ratios are capital ratios used regularly by bank regulatory authorities to evaluate State Street’s capital adequacy. The tier 1 common ratio is sometimes used by the Federal Reserve in connection with its supervisory capital assessment programs.

The total capital, the tier 1 risk-based capital, or tier 1 capital, and tier 1 leverage ratios, as applicable, are each calculated in accordance with applicable bank regulatory requirements.

The tier 1 risk-based common, or tier 1 common, ratio is calculated by dividing (a) tier 1 capital less non-common elements including qualifying perpetual preferred stock, qualifying minority interest in subsidiaries and qualifying trust preferred securities, by (b) total risk-weighted assets, which assets are calculated in accordance with applicable bank regulatory requirements. The tier 1 common ratio is not required by GAAP or on a recurring basis by bank regulations. Management is currently monitoring this ratio, along with the other capital ratios described in this presentation, in evaluating State Street’s capital levels and believes that, at this time, the ratio may be of interest to investors. A reconciliation with respect to tier 1 common capital as of March 31, 2011 is provided in the Appendix.

3

STATE STREET CORPORATION

RECONCILIATION OF REPORTED RESULTS TO OPERATING-BASIS RESULTS

State Street prepares its consolidated financial statements in accordance with accounting principles generally accepted in the United States, or GAAP. State Street also presents certain financial information on an “operating” basis as well as a GAAP, or reported, basis. Management measures and compares certain financial information on an operating basis, as it believes that this presentation supports meaningful comparisons from period to period and the analysis of comparable financial trends with respect to State Street’s normal ongoing business operations. Management believes that operating-basis financial information, which reports revenue from non-taxable sources on a fully taxable-equivalent basis and excludes the impact of revenue outside of the normal course of business, facilitates an investor’s understanding and analysis of State Street’s underlying financial performance and trends in addition to financial information prepared in accordance with GAAP.

(Dollars in millions)	Year Ended December 31, 2000				Year Ended December 31, 2010				% Change
	Reported Results	Adjustments		Operating - Basis Results	Reported Results	Adjustments		Operating - Basis Results	2010 vs 2009
Total fee revenue	$2,690	$(197	) (1)	$2,493	$6,540			$6,540
Net interest revenue	894	65	(2)	959	2,699	$(583	) (3)	2,116
Gains related to investment securities, net	2	—		2	(286)	344	(4)	58

Total revenue	$3,586	$(132)		$3,454	$8,953	$(239)		$8,714	152.3%

(1)	Represents revenue associated with the Corporate Trust and Private Management businesses divested in 2002 and 2003, respectively.
(2)	Represents tax-equivalent adjustment of $65 million, not included in reported results.
(3)	Represents tax-equivalent adjustment of $129 million, not included in reported results, net of $712 million of discount accretion related to former conduit securities.
(4)	Represents a net loss related to a repositioning of the investment portfolio.

STATE STREET CORPORATION

RECONCILIATION OF REPORTED RESULTS TO OPERATING-BASIS RESULTS

State Street prepares its consolidated financial statements in accordance with accounting principles generally accepted in the United States, or GAAP. State Street also presents certain financial information on an “operating” basis as well as a GAAP, or reported, basis. Management measures and compares certain financial information on an operating basis, as it believes that this presentation supports meaningful comparisons from period to period and the analysis of comparable financial trends with respect to State Street’s normal ongoing business operations. Management believes that operating-basis financial information, which reports revenue from non-taxable sources on a fully taxable-equivalent basis and excludes the impact of revenue and expenses outside of the normal course of business, facilitates an investor’s understanding and analysis of State Street’s underlying financial performance and trends in addition to financial information prepared in accordance with GAAP.

(Dollars in millions, except per share amounts)	Year Ended December 31, 2009				Year Ended December 31, 2010				% Change
	Reported Results	Adjustments		Operating Results	Reported Results	Adjustments		Operating Results	2010 vs 2009
Total fee revenue	$5,935			$5,935	$6,540			$6,540
Net interest revenue	2,564	$(502	)(1)	2,062	2,699	$(583	)(7)	2,116
Gains (Losses) related to investment securities, net	141	—		141	(286)	344	(8)	58

Total revenue	8,640	(502)		8,138	8,953	(239)		8,714	7.1%
Provision for loan losses	149	—		149	25	—		25
Total expenses	5,966	(299	)(2)	5,667	6,842	(666	)(9)	6,176	9.0%

Income before income tax expense and extraordinary loss	2,525	(203)		2,322	2,086	427		2,513
Income tax expense	722	(156	)(3)	566	530	146	(10)	676
Tax-equivalent adjustment	—	126	(4)	126	—	129	(4)	129

Income before extraordinary loss	1,803	(173)		1,630	1,556	152		1,708
Extraordinary loss, net of tax	(3,684)	3,684	(5)	—	—	—		—

Net income (loss)	$(1,881)	$3,511		$1,630	$1,556	$152		$1,708

Adjustments to net income (loss):
Prepayment of preferred stock discount	$(106)	$106	(6)	$—
Dividend on preferred stock	(46)	—		(46)
Accretion of preferred stock discount	(11)	—		(11)
Earnings allocated to participating securities	—	—		—	$(16)	$(2	) (11)	$(18)

	(163)	106		(57)	(16)	$(2)		$(18)

Net income before extraordinary loss available to common shareholders	$1,640	$(67)		$1,573	1,540	$150		$1,690

Net income (loss) available to common shareholders	$(2,044)	$3,617		$1,573	1,540	$150		$1,690

Diluted earnings per common share before extraordinary loss	$3.46	$(.14)		$3.32	3.09	$.31		$3.40	2.4%

Diluted earnings (loss) per common share	(4.31)	7.63		3.32	3.09	$.31		$3.40

Average diluted common shares outstanding (in thousands)	474,003	474,003		474,003	497,924	497,924		497,924

Return on common equity before extraordinary loss	13.2%	(0.6)%		12.6%	9.5%	0.9%		10.4%

(1)

Represents tax-equivalent adjustment of $126 million, not included in reported results, net of $24 million of revenue related to the AMLF, $621 million of discount accretion related to former conduit securities and interest expense of $17 million related to the AMLF.

(2)	Represents $250 million related to a provision for legal exposure associated with certain fixed-income strategies managed by SSgA and $49 million of merger and integration costs.
(3)	Represents net tax effect of non-operating adjustments.
(4)	Represents tax-equivalent adjustment, not included in reported results.
(5)	Represents extraordinary loss related to the May 2009 consolidation of the asset-backed commercial paper conduits onto State Street’s balance sheet.
(6)	Represents $106 million of prepayment of preferred stock discount in connection with redemption of the U.S.Treasury’s preferred stock investment under the TARP Capital Purchase Program.
(7)	Represents tax-equivalent adjustment of $129 million, not included in reported results, net of $712 million of discount accretion related to former conduit assets.
(8)	Represents a net loss related to a repositioning of the investment portfolio.
(9)

Represents a $7 million tax on bonus payments to employees in the U.K.; a $414 million charge, composed of a one-time cash contribution of $330 million to SSgA lending fund collateral pools and liquidating trusts and $9 million of associated costs, and $75 million to establish a reserve to address potential inconsistencies in connection with the application of redemption restrictions applicable to cash collateral pools underlying the agency lending program, and $245 million of acquisition and restructuring costs (composed of $156 million of restructuring charges related to a business operations and information technology transformation program and merger and integration costs of $89 million).

(10)	Represents a discrete tax benefit of $180 million generated by the restructuring of former non-U.S. conduit securities, net of the net tax effect of non-operating adjustments.
(11)	Represents effect of the difference between reported and operating-basis earnings on allocation to participating securities.

STATE STREET CORPORATION

RECONCILIATION OF REPORTED RESULTS TO OPERATING-BASIS RESULTS

State Street prepares its consolidated financial statements in accordance with accounting principles generally accepted in the United States, or GAAP. State Street also presents certain financial information on an “operating” basis as well as a GAAP, or reported, basis. Management measures and compares certain financial information on an operating basis, as it believes that this presentation supports meaningful comparisons from period to period and the analysis of comparable financial trends with respect to State Street’s normal ongoing business operations. Management believes that operating-basis financial information, which reports revenue from non-taxable sources on a fully taxable-equivalent basis and excludes the impact of revenue and expenses outside of the normal course of business, facilitates an investor’s understanding and analysis of State Street’s underlying financial performance and trends in addition to financial information prepared in accordance with GAAP.

(Dollars in millions, except per share amounts)	Quarter Ended March 31, 2010				Quarter Ended March 31, 2011				% Change
	Reported Results	Adjustments		Operating-Basis Results	Reported Results	Adjustments		Operating-Basis Results	Q1 2011 vs Q1 2010
Total fee revenue	1,540			$1,540	$1,791			$1,791
Net interest revenue	661	$(180	)(1)	481	577	$(31	)(6)	546
Gains (Losses) related to investment securities, net	95	—		95	(7)	—		(7)

Total revenue	2,296	(180)		2,116	2,361	(31)		2,330	10.1%
Provision for loan losses	15	—		15	(1)	—		(1)
Total expenses	1,579	(13	)(2)	1,566	1,702	(19	)(7)	1,683	7.5%

Income before income tax expense	702	(167)		535	660	(12)		648
Income tax expense	207	(75	)(3)	132	189	(16	)(3)	173
Tax-equivalent adjustment	—	32	(4)	32	—	31	(4)	31

Net income	$495	$(124)		$371	$471	$(27)		$444

Earnings allocated to participating securities	$(3)	$1	(5)	$(2)	$(5)	$—		$(5)

Net income available to common shareholders	$492	$(123)		$369	$466	$(27)		$439

Diluted earnings per common share	$.99	$(.24)		$.75	$.93	$(.05)		$.88	17.3%

Average diluted common shares outstanding (in thousands)	498,056	498,056		498,056	500,980	500,980		500,980

Return on common equity	13.4%	(3.4	) %	10.0%	10.5%	(0.6	) %	9.9%

(1)	Represents tax-equivalent adjustment of $32 million, not included in reported results, net of $212 million of discount accretion related to former conduit securities.
(2)	Represents $13 million of merger and integration costs.
(3)	Represents net tax effect of non-operating adjustments.
(4)	Represents tax-equivalent adjustment, not included in reported results.
(5)	Represents effect of the difference between reported and operating-basis earnings on allocation to participating securities.
(6)	Represents tax-equivalent adjustment of $31 million, not included in reported results, net of $62 million of discount accretion related to former conduit securities.
(7)	Represents $14 million of merger and integration costs and $5 million of restructuring charges related to a business operations and information technology transformation program.

STATE STREET CORPORATION

Tier 1 Common Ratio - Reconciliation

As of Period-End

The tier 1 risk-based common, or tier 1 common, ratio is calculated by dividing tier 1 capital, which is calculated in accordance with applicable bank regulatory requirements, less non-common elements, including preferred stock and qualifying trust preferred securities, by total risk-weighted assets, which assets are also calculated in accordance with applicable bank regulatory requirements. The tier 1 common ratio is not required by GAAP or on a recurring basis by bank regulations. However, this ratio has been used by the Federal Reserve in connection with its evaluation of the capital adequacy of certain large U.S. bank holding companies. In addition, management is currently monitoring this ratio, along with the other capital ratios, in evaluating State Street’s capital levels and believes that, at this time, the ratio may be of interest to investors.

The table set forth below presents the calculation of State Street’s ratio of tier 1 common capital to total risk-weighted assets.

(Dollars in millions)		March 31, 2011
Tier 1 Capital		$13,077
Less:
Trust preferred securities		950
Preferred stock		500

Tier 1 common capital	C	$11,627

Total risk-weighted assets	D	66,597

Ratio of tier 1 common capital to total risk-weighted assets	C/D	17.5%

STATE STREET CORPORATION

BASEL III CAPITAL RECONCILIATION

March 31, 2011

The table set forth below presents the calculations of State Street’s ratios of tier 1 risk-based, total risk-based, tier 1 common and tier 1 leverage capital, prepared in accordance with current bank regulatory requirements, and the same ratios prepared in accordance with the proposed requirements of Basel III as those proposed requirements are currently understood.

	Current Requirements (1)		Basel III Requirements (2)
(Dollars in millions)
Tier 1 capital	$13,077	A	$12,412
Less:
Trust preferred securities	950		855
Preferred stock	500		450

Tier 1 common capital	11,627	B	11,107

Total capital	14,380	C	13,653

Total risk-weighted assets	66,597	D	108,643
Adjusted quarterly average assets	149,824	E	197,500

Tier 1 capital ratio	19.6%	A/D	11.4%
Total capital ratio	21.6%	C/D	12.6%
Tier 1 common ratio	17.5%	B/D	10.2%
Tier 1 leverage ratio	8.7%	A/E	6.3%

(1)

Actual (unaudited) total capital, tier 1 capital and tier 1 leverage ratios were calculated in accordance with currently applicable bank regulatory requirements. Tier 1 common ratio was calculated by dividing (a) tier 1 capital less non-common elements including qualifying perpetual preferred stock, qualifying minority interest in subsidiaries and qualifying trust preferred securities (tier 1 common capital), by (b) total risk-weighted assets, which were calculated in accordance with currently applicable bank regulatory requirements.

(2)

For purposes of the calculations in accordance with Basel III (see below), total capital, tier 1 capital and tier 1 leverage ratios and total risk-weighted assets were calculated based on State Street’s estimates, based upon published statements of the Basel Committee and the Federal Reserve, of the effects of the requirements under Basel III affecting capital. The tier 1 common ratio is calculated by dividing (a) tier 1 common capital (as described in footnote (1)), but with tier 1 capital calculated in accordance with Basel III by (b) total risk-weighted assets, which are calculated in accordance with Basel III. State Street reports its financial ratios in accordance with the requirements of the Board of Governors of the Federal Reserve System, which has not yet adopted Basel III. There remains considerable uncertainty concerning the timing for adoption and implementation of Basel III by the Federal Reserve. When adopted, the Federal Reserve may implement Basel III with some or more modifications or adjustments. Therefore, State Street’s current understanding of Basel III, as reflected in the table above, may be different from the ultimate application of Basel III by the Federal Reserve to State Street.

•

Tier 1 capital used in the calculation of the tier 1 capital and tier 1 leverage ratios decreased by $665 million, as a result of applying estimated Basel III requirements to tier 1 capital of $13.077 billion as of March 31, 2011. Total capital used in the calculation of the total capital ratio decreased by $727 million, as a result of applying estimated Basel III requirements to total capital of $14.380 billion as of March 31, 2011.

•

Tier 1 common capital used in the calculation of the tier 1 common ratio was $11.107 billion, reflecting the adjustments to tier 1 capital described in the first bullet above. Tier 1 common capital used in the calculation is therefore calculated as adjusted tier 1 capital of $12.412 billion less non-common elements of capital, composed of trust preferred securities of $855 million and preferred stock of $450 million as of March 31, 2011, resulting in tier 1 common capital of $11.107 billion. At March 31, 2011, there was no qualifying minority interest in subsidiaries.

•

Total risk-weighted assets used in the calculation of the total capital, tier 1 capital and tier 1 common ratios increased by $42.046 billion as a result of applying estimated Basel III requirements to total risk-weighted assets of $66.597 billion as of March 31, 2011.

•

Consolidated adjusted quarterly average assets used in the calculation of the leverage ratio increased by $47.676 billion as a result of applying estimated Basel III requirements to the actual consolidated adjusted quarterly average assets as of March 31, 2011 of $149.824 billion.